Exhibit 32.2
CERTIFICATION of CFO PURSUANT TO
Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)
In connection with the Annual Report on Form 10-K for the year ended December 31, 2025 (the “Report”) of KKR Enhanced US Direct Lending Fund-L Inc. (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Thomas Murphy, the Chief Financial Officer of the Registrant, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002,to the best of my knowledge, that:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: March 19, 2026

/s/ Thomas Murphy
Thomas Murphy Chief Financial Officer